Exhibit 99

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that they are jointly filing this statement on Schedule 13G. Each of them is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of February 10, 2023.

The Carlyle Group Inc.

By:	/s/ Anne Frederick, attorney-in-fact
Name:	Curtis L. Buser
Title:	Chief Financial Officer

Carlyle Holdings I GP Inc.

By:	/s/ Anne Frederick, attorney-in-fact
Name:	Curtis L. Buser
Title:	Managing Director and Chief Financial Officer

Carlyle Holdings I GP Sub L.L.C.
By: Carlyle Holdings I GP Inc., its sole member

By:	/s/ Anne Frederick, attorney-in-fact
Name:	Curtis L. Buser
Title:	Managing Director and Chief Financial Officer

Carlyle Holdings I L.P.

By:	/s/ Anne Frederick, attorney-in-fact
Name:	Curtis L. Buser
Title:	Managing Director

CG Subsidiary Holdings L.L.C.

By:	/s/ Anne Frederick, attorney-in-fact
Name:	Curtis L. Buser
Title:	Managing Director

TC Group, L.L.C.

By:	/s/ Anne Frederick, attorney-in-fact
Name:	Curtis L. Buser
Title:	Managing Director

TC Group Sub L.P.
By: TC Group, L.L.C., its general partner

By:	/s/ Anne Frederick, attorney-in-fact
Name:	Curtis L. Buser
Title:	Managing Director

TC Group VI S1, L.L.C.

By:	/s/ Jeremy Anderson
Name:	Jeremy Anderson
Title:	Authorized Person

TC Group VI S1, L.P.

By:	/s/ Jeremy Anderson
Name:	Jeremy Anderson
Title:	Authorized Person

Carlyle Partners VI Evergreen Holdings, L.P.
By: TC Group VI S1, L.P., its general partner

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

CP VI Evergreen Holdings, L.P.
By: TC Group VI S1, L.P., its general partner

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

Carlyle Holdings II GP L.L.C.
By: The Carlyle Group Inc., its sole member

By:	/s/ Anne Frederick, attorney-in-fact
Name:	Curtis L. Buser
Title:	Chief Financial Officer

Carlyle Holdings II L.L.C.

By:	/s/ Anne Frederick, attorney-in-fact
Name:	Curtis L. Buser
Title:	Managing Director

TC Group Cayman Investment Holdings, L.P.
By: CG Subsidiary Holdings L.L.C., its general partner

By:	/s/ Anne Frederick, attorney-in-fact
Name:	Curtis L. Buser
Title:	Managing Director

TC Group Cayman Investment Holdings Sub L.P.
By: TC Group Cayman Investment Holdings, L.P., its general partner
By: CG Subsidiary Holdings L.L.C., its general partner

By:	/s/ Anne Frederick, attorney-in-fact
Name:	Curtis L. Buser
Title:	Managing Director

TC Group VI, L.L.C.

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

TC Group VI, L.P.
By: TC Group VI, LLC, its general partner

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

Flex Credit Acquisition Company LLC

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

CP Cayman Opportunities Holdings, L.P.
By: Flex Credit Acquisition Company LLC, its general partner

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person